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                                                                  EXHIBIT 10.16


                               FIRST AMENDMENT TO
                  RESEARCH COLLABORATION AND LICENSE AGREEMENT

        This First Amendment to Research Collaboration and License Agreement ("Amendment") is entered into as of January 1, 1997 ("Effective Date"), by and between CellPro Incorporated, a corporation organized and existing under the laws of the State of Delaware, with its principal business offices located at 22215 26th Avenue S.E., Bothell, Washington 98021 ("CellPro") and Corixa Corporation, a company organized and existing under the laws of the State of Delaware, with its principal business offices located at 1124 Columbia Street, Suite 464, Seattle, Washington 98104 ("Corixa"), and amends the Research Collaboration and License Agreement effective as of November 1, 1995, by and between CellPro and Corixa ("Research Collaboration and License Agreement").

        WHEREAS, CellPro and Corixa have previously entered into the Research Collaboration and License Agreement;

        WHEREAS, CellPro and Corixa now desire to amend certain terms and conditions of the Research Collaboration and License Agreement as hereinafter specified;

        WHEREAS, CellPro and Corixa desire that all other terms and conditions of the Research Collaboration and License Agreement remain in full force and effect;

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Capitalized terms in this Amendment shall have the same meaning as those in the Research Collaboration and License Agreement, unless specifically defined in this Amendment. All Article and Section references are in regard to the Research Collaboration and License Agreement. References to the term "Agreement" in the Research Collaboration and License Agreement shall be deemed to include this Amendment.

        2. Except as expressly modified herein, the Research Collaboration and License Agreement shall remain in full force and effect in accordance with its terms. To the extent that there are any inconsistencies or ambiguities between this Amendment and the Research Collaboration and License Agreement, the terms of this Amendment shall supersede the Research Collaboration and License Agreement.

        3. Section 1.4 of the Research Collaboration and License Agreement shall be replaced in its entirety by the following:

        "CELLPRO FIELD" means [***] the adoptive immunotherapy of Cancer. The CellPro Field shall not be deemed to include the Joint Field (defined in Section


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        3.5(a)hereof).

        4. Subsection 1.5(b) of the Research Collaboration and License Agreement shall be e replaced in its entirety by the following:

        (b) [***], and

        (c) [***].

        5. Section 1.9 of the Research Collaboration and License Agreement shall be replaced in its entirety by the following:

        "CORIXA FIELD" means any application, market or other use other than the CellPro Field, the CellPro Technical Field and the Joint Field. Corixa Field includes, without limitation: the discovery and development of proprietary [***]. The Corixa Field shall not be deemed to include the Joint Field.

        6. In the first sentence of Section 1.25 of the Research Collaboration and License Agreement, "or license or sublicense of the Joint Field Technology" shall be inserted between "...Corixa Technology" and ", such as up-front license fees...".

        7. Section 1.26 of the Research Collaboration and License Agreement shall be replaced in its entirety with the following:

        "TECHNOLOGY" means: all discoveries, developments, designs, inventions, processes, whether patentable or non-patentable; all intellectual property rights associated therewith; and know-how, that is (a) currently or at any time during the Research Term [***], or (b) made, conceived or reduced to practice as a result of the Research Program.

        8. In the second sentence of Section 2.1(a) of the Research Collaboration and License Agreement, "[***]" shall be inserted between "...tumor antigens, ..." and "...antigen delivery systems...".

        9. The following shall be inserted after the fifth sentence in Subsection 2.1(c) of the Research Collaboration and License Agreement:

        The parties agree that any annual percentage increase to Corixa's full-time

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        equivalent rate ("FTE") shall not exceed [***], and that Corixa shall provide CellPro with written notice of any increases to the FTE rates at the time a proposed annual budget is presented by Corixa for approval by CellPro.

        10. Section 3.1(a) of the Research Collaboration and License Agreement shall be replaced in its entirety with the following.

        (a) Corixa hereby grants to CellPro a worldwide license in the CellPro Field and the Joint Field, with the right to sublicense, to use the Corixa Technology for research and development: (i) in accordance with the Research Program during the Research Term, (ii) in its own independent research and development inthe CellPro Field and the Joint Field, (iii) in collaboration with third parties in the CellPro Field and the Joint Field (provided that CellPro will not grant any right or sublicense to the Corixa Technology except under a sublicense granted in accordance with Section 3.3). The foregoing license shall be exclusive except as to Corixa (and, pursuant to Section 2.1, any third party performing Corixa's obligations under the Research Program) in the CellPro Field and shall be coexclusive with Corixa in the Joint Field.

        11. The following shall be inserted as Section 3.1(c) of the Research Collaboration and License Agreement:

        Corixa hereby grants to CellPro a worldwide license in the Joint Field, with the right to sublicense, under the Joint Field Technology to make, have made, use, sell and have sold products based on or incorporating Joint Field Technology (defined in Section 3.5(b) hereof). Except as otherwise stated in Section 3.5, all terms and conditions of this Agreement will apply to the foregoing license grant.

        12. Section 3.2 of the Research Collaboration and License Agreement shall be replaced in its entirety with the following:

        (a) CellPro hereby grants to Corixa a nonexclusive license to use the CellPro Technology for research and development only in accordance with the Research Program during the Research Term.

        (b) CellPro hereby grants to Corixa a worldwide license in the Joint Field, with the right to sublicense, under the Joint Field Technology to make, have made, use, sell and have sold products based on or incorporating Joint Field Technology. Except as otherwise stated in
        Section 3.5, all terms and conditions of this Agreement will apply to the foregoing license grant.

        13. The following shall be inserted at the end of Section 3.4 of the Research

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Collaboration and License Agreement:

                3.5 JOINT FIELD TECHNOLOGY.

        (a) "Joint Field" shall mean:

                (i) the in vivo use for adoptive immunotherapy of Cancer [***] (dendritic [***] cells [***]); and

                (ii) subject to CellPro's exercise of its option under Section
                4.2 of this Agreement, the in vivo use for adoptive immunotherapy of [***] antigen-presenting cells (dendritic [***] cells), [***].

        (b) OWNERSHIP OF JOINT FIELD TECHNOLOGY. CellPro and Corixa shall jointly own any Technology within the Joint Field ("Joint Field Technology") that is conceived, developed or reduced to practice solely by either of the parties hereunder or any Affiliate thereof, or jointly by the parties hereunder and/or their Affiliates.

        (c) LICENSING OF JOINT FIELD TECHNOLOGY BY CELLPRO. CellPro shall promptly provide Corixa with a copy f all licenses and sublicenses for the Joint Field Technology granted to third parties by CellPro.

        (d) LICENSING OF JOINT FIELD TECHNOLOGY BY CORIXA.

                (i) In the event Corixa grants any license or sublicense rights to use the Joint Field Technology on economic terms more favorable than those agreed to by CellPro in the royalty and milestone Sections set forth in Article 6 of this Agreement, then CellPro's royalty percentages or the base on which they are paid under Article 6 hereof shall automatically be modified to reflect the lower amounts payable under such license or sublicense.

                (ii) Corixa shall pay CellPro as follows for all rights to use the Joint Field Technology that are licensed or sublicensed to third parties by Corixa:

                        (A) The greater of (i) [***]% of any up-front License Fee received by Corixa for the licensing of such rights or (ii) $[***], for each license granted. "License Fee" means, after

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                                deduction of [***], the fair market value of all
                                consideration, both monetary and nonmonetary, paid to Corixa pursuant to any rights in the Joint Field Technology licensed or sublicensed by Corixa such as up-front license fees and milestones, but excluding any amount includable in Net Sales Price, any consideration in the form of a cross-license to technology owned for controlled by the Joint Field Technology licensee, an ownership interest in Corixa or consideration that, pursuant to the license of Joint Field Technology is to be used to support Corixa research and development in connection with the Joint Field Technology during the term of such Joint Field Technology license;

                        (B) [***]% of any License Fees other than an up-front License Fee;

                        (C) [***]% of royalties, net of all related third party royalties payable by Corixa, payable to Corixa by any Joint Field Technology licensee in connection with the sale of products based on or incorporating Joint Field Technology.

                (iii) Corixa shall promptly provide CellPro with notice of all licenses and amendments thereto to use the Joint Field Technology granted by Corixa. For each such license or amendment, Corixa shall have the option to promptly provide a copy to CellPro. If no such copy is provided, CellPro shall have the right, acting through an independent auditor, to audit such license or amendment to insure compliance with the terms set forth in this Subsection 3.5(d).

                (iv) The terms of this Subsection 3.5(d) shall apply to all License Fees received by Corixa pursuant to sublicenses in the Joint Field Technology that are granted by third parties pursuant to sublicense rights in the Joint Field Technology that are granted to such third parties by Corixa.

        14. The following shall be inserted at the end of Subsection 6.1(b) of the Research Collaboration and License Agreement:

        None of the minimum royalties set fort in this Subsection 6.1(b) shall apply to any royalties corresponding to the Joint Field Technology.

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        15. The following shall be inserted at the end of Subsection 6.1(f) of the Research Collaboration and License Agreement:

        (g) "Know-How" shall mean all trade secrets, manufacturing and other technical specifications, which materially contribute to the development of a Licensed Product to the extent that the absence of such information would prevent the development of a License Product. The foregoing definition of Know-How shall apply only to this Section 6.1 and Sections 6.2, 6.3 and 6.4 hereof.

        16. The following shall be inserted at the end of Section 6.2(a):

        All third-party royalties and non-royalty obligations which may become due with respect to intellectual property owned by or licensed to Corixa in the future that is necessary or that the parties mutually agree is desirable to develop or market the Joint Field Technology shall be the collective responsibility of Corixa, CellPro and all third party licensees that are granted a right to use such intellectual property, which shall be allocated on a pro rata basis.

        17. The following shall be inserted at the beginning of the first sentence in Sections 8.1 and 8.2: "Except as set forth in Section 3.5(b),"

        18. The following shall be inserted after the eighth sentence of Section
8.2 of the Research Collaboration and License Agreement:

        Responsibility for payment of the reasonable costs of filing, prosecuting and maintaining patents and patent applications covering Joint Field Technology shall be allocated on a pro rata basis between Corixa, CellPro and any and all third party licensees of the Joint Field Technology.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

CELLPRO INCORPORATED                    CORIXA CORPORATION

By: /s/ LARRY G. CULVER                 By: /s/ STEVEN GILLIS
   ----------------------------------      -----------------------------------
   Larry G. Culver
   Executive Vice President, CFO/COO    Name: STEVEN GILLIS
                                             ---------------------------------
                                                    (Print or Type)

Date:     2/28/97                       Title: President, CEO
     --------------------------------         --------------------------------
                                        Date:      3/6/97
                                              --------------------------------

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